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                                                                    Exhibit 32.1

          CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
       OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of United American Healthcare Corporation (the "Company") on Form 10-Q for the fiscal quarter ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), we, William C. Brooks, Chairman, President and Chief Executive Officer of the Company, and Stephen D. Harris, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1.       the Periodic Report fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 29, 2004

By: /s/ William C. Brooks
    -----------------------------------------------------
      Chairman, President & Chief Executive Officer

By: /s/ Stephen D. Harris
    -----------------------------------------------------
      Chief Financial Officer and Treasurer

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